BESTWAY COACH EXPRESS INC.

Bus Lease 3188

Bus # 3188

ABC BUS LEASING, INC., ITS AFFILIATES, AND ITS ASSIGNS INSURANCE REQUIREMENTS

Insured/Lessee: Bestway Coach Express, Inc.

Equipment: 2001 Van Hool C2045 motor coach, Serial No. YE2CC13B612045155
2001 Van Hool C2045 motor coach, Serial No. YE2CC13B812045156

Value: $344,050.00 / each vehicle

1. Name and address of Insured must match lease documents.

2. Certificate must show year/make/model/serial number of vehicle and value insured for.

3. **Liability** - $5,000,000 combined single limit
ABC Bus Leasing, Inc., its affiliates, and its assigns must be named as an additional insured and the additional insured endorsement provided.

4. **Physical Damage** - Comprehensive and collision insurance (including without limitation, fire, theft, windstorm, hail, casualty, malicious mischief, falling objects, glass breakage, smoke, riot or civil commotion)
Bus must be insured for full retail value.
Deductible - $5,000
ABC Bus Leasing, Inc., its affiliates, and its assigns must be named as sole loss payee and loss payee endorsement provided.

5. **ABC requires 30 days notice in the event of cancellation and notified by certified mail – disclaimer language removed.**

6. The certificate of insurance must be signed by an authorized representative. Signing for someone else or initials in lieu of signature are not acceptable. Type name if signature is illegible.

7. Certificate Holder must read as follows:

ABC Bus Leasing, Inc., its affiliates,
and its assigns
25 4th Street NW
Faribault, MN 55021

Sample Certificate Attached

PLEASE FAX CERTIFICATE TO DEBBIE MOLLENHAUER @ 507-333-5660

Commercial Transportation Lease Agreement

This Lease Agreement (the "Agreement") effective as of May 8, 2001, entered into by and between ABC Bus Leasing, Inc., a Florida corporation ("Lessor"), and the undersigned the ("Lessee"). If more than one party executes this Agreement as Lessee, each shall be jointly and severally liable hereunder.

1. **LEASE; DISCLAIMER.** Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor certain Vehicles for us in its business. Lessee's lease of a Vehicle shall be effective on the date Lessee accepts the Vehicle for Lease hereunder. Lessor hereby assigns the manufacturer's warranty to Lessee for the lease Term. LESSEE AGREES THAT THE LESSOR IS NOT THE MANUFACTURER, DESIGNER OR DISTRIBUTOR OF, THE VEHICLES AND THAT EACH VEHICLE IS OF A DESIGN SELECTED BY LESSEE AND SUITABLE FOR ITS PURPOSES. ALL VEHICLES ARE LEASED "AS IS". LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY VEHICLE INCLUDING, BUT NOT LIMITED TO: THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF A VEHICLE; THE DESIGN, QUALITY OR CAPACITY OF A VEHICLE; OR COMPLIANCE OF A VEHICLE WITH APPLICABLE LAW.

2. **DELIVERY.** Lessee shall inspect a Vehicle at the location of delivery. Lessee's removal of a Vehicle from such location shall constitute acceptance of the Vehicle and Lessee's warranty to Lessor that the Vehicle conforms to Lessee's specifications. Lessee agrees that Lessee's obligation to pay rent and other amounts with respect to such Vehicle shall be unconditional and that Lessee shall not be entitled to any reduction of, or setoff against, such amounts (provided, however, that any such payment shall not prejudice Lessee's right to claim adjustment or reimbursement).

3. **TERM OF AGREEMENT.** This Agreement shall commence on the date set forth above, and continue until canceled or terminated by either party upon 30 days' written notice to the other. Notwithstanding termination, this Agreement shall remain in effect with respect to each Vehicle then leased until all terms and conditions of this Agreement are satisfied.

4. **LEASE TERM.** The noncancelable minimum Lease Term for each Vehicle is 367 days beginning upon the first periodic period payment date. Thereafter, the Lease Term may be renewed each payment period, provided that such renewals shall not extend the Lease term beyond the Lease term set in Exhibit C hereto.

5. **OPERATION.** Lessee shall operate the Vehicles solely in the United States (Lessee acknowledges that breach of such covenant could adversely affect Lessor's assumed tax benefits and thereby subject Lessee to liability therefore) and in accordance with applicable federal, state and local law governing the use, operation, maintenance or alteration of the Vehicles. Lessee agrees to repair the Vehicles and to maintain them in safe and good mechanical condition and running order. All additions to a Vehicle become the property of Lessor and shall be surrendered with the Vehicle. NO VEHICLES MAY BE USED TO TRANSPORT HAZARDOUS SUBSTANCES.

6. **NET LEASE.** Lessee covenants that it will pay all costs, expenses, fees, charges, fines, interest, and taxes, including, without limitation, sales, property and use taxes, incurred in connection with the Vehicle's titling, registration, delivery, purchase, sale, rental, modification, and arising from the ownership, operation or use of the Vehicle during its Lease Term regardless of when assessed or payable. If Lessor pays any of the foregoing amounts, Lessee shall promptly reimburse Lessor and pay Lessor's then current administrative charge.

7. **TITLE; REGISTRATION.** Lessee, at its own expense, will obtain all required registration plates, permits or licenses for the Vehicles. If Lessor pays for any of the foregoing, Lessee will promptly reimburse Lessor. Lessee agrees to properly title and register the Vehicles in Lessor's name and, if Lessee is in possession of the title, to promptly deliver the title to Lessor. Lessee will bear all costs and expenses, including Lessor's administrative fee, to correct incorrect titles.

8. **RENTAL CHARGES.** Lessee will pay rental for the Vehicles in accordance with the relevant Exhibits, as well as all other rental charges provided for in this Agreement. Notwithstanding any provisions hereof to the contrary, the failure of Lessee to receive an invoice for such payments or to receive invoices on a timely basis shall not excuse or otherwise modify payment terms provided for herein or in Exhibits hereto.

Lessee acknowledges that the periodic rental charges are based on a presumed after-tax return to Lessor. If any changes in federal or state tax laws or regulations (including a change in corporate income tax rate) cause Lessor's after-tax return to be reduced or impact the ability of Lessor to realize the full tax benefits contemplated herein, Lessor may, in compensation, prospectively adjust the periodic rental charges.

9. **PAYMENT TERMS.** Time is of the essence. Lessee shall pay to Lessor a late payment charge in the amount of the greater of (i) $25.00 or (ii) 5% per month or fraction thereof of any invoice, the payment of which is not in the possession of Lessor on or before the tenth (10th) day after the due date of the payment (or if such 10th day falls on a weekend or holiday, then the immediately preceding business day), but in no event shall such late charges exceed the highest legal rate. It is the intent of Lessor that it not receive directly or indirectly any amount in excess of that amount which may be legally paid. Any excess charges will be credited to Lessee or, upon request of Lessee, refunded. Lessee agrees to carefully review each invoice or other statement provided by Lessor. If Lessee identifies a billing error, Lessee will advise Lessor promptly and in such event, Lessor's sole liability and Lessee's exclusive remedy shall be appropriate adjustments in Lessee's account. All charges are based upon Lessor's standard operating routines, existing business policy and computer systems capabilities.

10. **SURRENDER OF VEHICLES.** At the end of the minimum Lease Term, Lessee may, and at the end of the Lease Term, Lessee shall, upon reasonable written notice to Lessor, either purchase the Vehicle for its then fair market value or return the Vehicle to Lessor by delivering the Vehicle to Lessor at a mutually agreed location. Upon surrender or, if not surrendered, at final disposition, the Vehicle shall be in good, safe and lawful operating condition. Surrender of the Vehicle shall not be effective until Lessor has actual physical possession of the Vehicle and has received all license plates, registration certificates, documents of title, odometer and damage disclosures and other documentation necessary for the sale of the Vehicle. If, upon Lessee request, Lessor accepts an offer to purchase a Vehicle from a Lessee or a purchaser identified by Lessee and Lessor does not take actual physical possession of the Vehicle, neither surrender nor sale shall be deemed to occur until Lessor delivers the certificate of title and receives payment. Any personal property in a Vehicle upon surrender shall be deemed abandoned and may be disposed of by Lessor without liability.

11. **SALE OF VEHICLES.** In the event Lessee elects not to exercise its purchase option, Lessor shall, and Lessee may, solicit from prospective purchasers wholesale cash bids for Vehicles. Such Vehicles shall be sold in a commercially reasonable manner. From the sales proceeds, Lessor shall deduct all unamortized acquisition fees, sales expenses paid or incurred by Lessor in undertaking such sale and any late fees, taxes or other amounts due with respect to the Vehicles, regardless of when assessed or payable, the balance remaining to constitute the Net Proceeds which shall be payable to Lessor. If Lessor sells any vehicle owned by Lessee or a third party, Lessee agrees that the sale of such vehicle shall be subject to the Indemnity herein and to pay Lessor's then current sale fee.

12. **TERMINAL RENTAL ADJUSTMENT.** As an incentive to the Lessee to maintain the value of the Vehicle by good maintenance, repair and careful use during its Lease Term, the parties agree that the enhancement or reduction in value shall be compensated as follows:

    a. **Refund of Rental.** If the Net Proceeds from the sale to either Lessee or a third party exceed the Stipulated Loss Value (as defined in Exhibit S), Lessor shall retain an amount equal to the Stipulated Loss Value, and remit the excess to Lessee as a refund of rental.

    b. **Rental Charge.** If the Net Proceeds from the sale to either Lessee or a third party are less than the Stipulated Loss Value, Lessee shall pay Lessor the amount of the difference between the Net Proceeds and the Stipulated Loss Value.

13. **INSURANCE.** Before delivery of any Vehicle, Lessee shall purchase from a responsible insurance company acceptable to Lessor and Lessee shall maintain, during the Lease Term of each Vehicle, the following coverages and deliver to Lessor a certificate thereof:

    a. **Liability Insurance** naming Lessor as an Additional Insured with limits of coverage as Lessor may require, but in no event less than $1 million combined single limit per occurrence ($5 million for

Vehicles capable of transporting nine (9) or more passengers). No self-insured retention or deductible is permissible unless approved in writing by Lessor.

b. **Comprehensive and collision insurance** naming Lessor as Loss Payee with coverage for the actual cash value of each Vehicle and subject to a deductible no greater than the following amounts unless approved by Lessor: $5,000 for intercity coaches; $2,500 for school buses, shuttle buses and vans and ambulances; $1,000 for medium and heavy duty trucks and trailers, tool trucks, tow trucks and tire service trucks. Lessee shall also obtain no-fault insurance complying with applicable legal requirements. Lessee shall bear all risk of loss, damage or destruction to the Vehicle (which may exceed actual cash value), however caused, from the time of acceptance until surrender to Lessor.

c. **Conditions.** All insurance policies shall provide for 30 days' prior written notice to Lessor of any cancellation or reduction in coverage. Lessor has no obligation to examine insurance certificates or to advise Lessee if its insurance is not in compliance with this Agreement. Lessee authorizes Lessor to endorse Lessee's name to insurance checks related to the Vehicles and to take any actions to pursue insurance claims and recover payments if Lessee fails to do so.

d. **Casualty.** In the event for any reason a Vehicle becomes worn out, lost, stolen, destroyed or unusable (herein, each, a "Loss"), on the rental payment date next succeeding the occurrence of such Loss, Lessee shall pay to Lessor the sum of (x) the Stipulated Loss Value of the affected Vehicle (determined as of the rental payment date immediately preceding the date of such Loss), and (y) all rent and other amounts which are then due under this Agreement. Upon payment of all such sums, the term of this lease as to such affected Vehicle shall terminate. So long as no event of default shall have occurred and be continuing, any insurance proceeds attributable to such Vehicle shall be payable to reimburse Lessee for the payments required hereunder up to the amount of the Stipulated Loss Value. Lessee understands that such Stipulated Loss Value may exceed the actual cash value of the Vehicle as determined by the insurer of the Vehicle and that Lessee remains required to pay the entire amount due hereunder.

14. **INDEMNITY.** LESSEE WILL INDEMNIFY AND DEFEND LESSOR (INCLUDING ANY OF ITS AFFILIATES) AGAINST ANY LOSS, LIABILITY OR CLAIM DIRECTLY OR INDIRECTLY RELATING TO THE OWNERSHIP, LEASE, MAINTENANCE, USE, CONDITION (INCLUDING BUT NOT LIMITED TO, PATENT AND LATENT DEFECTS WHETHER OR NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS OR THE CONDITION OF THE VEHICLE AT SURRENDER) OR SURRENDER OF ANY VEHICLE BETWEEN THE TIME OF DELIVERY TO LESSEE AND THE TIME OF SURRENDER. IF LESSOR SELLS ANY VEHICLE TO LESSEE, ANY OF ITS EMPLOYEES OR A PURCHASER FROM WHOM LESSEE OBTAINS AN OFFER, LESSEE'S COVENANTS OF INDEMNITY WITH RESPECT TO SUCH VEHICLE SHALL CONTINUE. THIS INDEMNITY IS ABSOLUTE AND UNCONDITIONAL AND INCLUDES CLAIMS OF NEGLIGENCE, STRICT LIABILITY, ENVIRONMENTAL LIABILITY AND BREACH OF WARRANTY, BUT DOES NOT EXTEND TO CLAIMS OR LIABILITY ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, ITS AGENTS OR EMPLOYEES. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

15. **NATURE OF AGREEMENT.** THE PARTIES INTEND ALL LEASES OF VEHICLES HEREUNDER TO BE TRUE LEASES. Lessee has no right, title or interest in and to any Vehicle leased hereunder except as Lessee, and Lessee has no option to purchase any Vehicle for any amount less than its fair market value. Lessor has the right to mark the Vehicle at any time stating its interest as owner and to receive and retain compensation related to the Vehicles from manufacturers, suppliers and vendors. Without prejudice to the intention of the parties that this Agreement be a true lease, Lessee hereby grants Lessor a security interest in the Vehicles, all vehicles and other equipment and property subject to other leases or loans with Lessor, and all proceeds, accessions, documents, instruments, accounts, chattel paper, equipment and general intangibles related thereto to secure all of Lessee's obligations under this or any other agreement with Lessor. Lessee hereby grants Lessor its power of attorney to act for and on behalf of Lessee in all matters pertaining to the titling and registration of Vehicles and the filing, recording or perfecting of Lessor's interest and title in the Vehicles, including execution of Uniform Commercial Code financing statements, and agrees to execute such other documents as may be necessary to effect or evidence such grant. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement.

16. **FINANCIAL STATEMENTS; INSPECTIONS.** The creditworthiness of Lessee and any guarantor is a material condition to this Agreement. Lessee shall provide Lessor with financial information reasonably requested by and satisfactory to Lessor each year of this Agreement. Nothing herein shall be construed to require Lessor to lease any vehicle. Lessor may inspect the Vehicles and related records at any time upon reasonable notice.

17. **DEFAULT; REMEDIES.** If Lessee shall fail to make the payments, maintain insurance coverage or title any Vehicle properly and in a timely manner, all as herein required or after 10 days' written notice shall fail to perform any of its other covenants under this Agreement, or Lessee or any guarantor shall (i) make an assignment for the benefit of creditors, or suffer a receiver or trustee to be appointed, or file or suffer to be filed any petition under any bankruptcy or insolvency law of any jurisdiction, or (ii) discontinue business; or (iii) dissolve, terminate, cease its corporate or partnership existence or die; or (iv) be in default under any other agreement it may have with Lessor or any parent, subsidiary or affiliate of Lessor; or (v) suffer a material adverse change in operating or financial condition which impairs Lessee's ability to perform its obligations hereunder or Lessor's title to or rights in the Vehicles; or (vi) make any representation or warranty herein, or in any document delivered to Lessor in connection herewith, which shall prove to be false or misleading in any material respect; or (vii) merge, consolidate, or undergo a change in controlling ownership; or (viii) be in default under any other agreement it may have with Lessor or any parent, subsidiary or affiliate of Lessor; then in such event Lessee shall be in default under this Agreement. A default under the terms of this Agreement shall constitute a default under any other agreement Lessee has with Lessor, or any parent, subsidiary or affiliate of Lessor. Lessor shall have the right to offset any amounts due to Lessee against amounts due to Lessor and all rights and remedies available at law or in equity including, without limitation, the right to repossess any and all Vehicles leased hereunder (and for that purpose, Lessor or its agents may enter upon any premises owned or under the control of Lessee or any of its employees or affiliates). Notwithstanding repossession and sale of any Vehicle, Lessor may recover from Lessee all damages sustained as a result of Lessee's default, and is not accountable to Lessee for any proceeds of any such sale. Such damages shall include but not be limited to: the full amount of rentals then due and unpaid, the Stipulated Loss Value of the Vehicles calculated pursuant to Exhibit S as of the rental payment date immediately preceding the default, and all other amounts of any nature due under this Agreement, including, without limitation any amounts due as terminal rental adjustments, together will all costs of collection and repossession including attorneys' fees and collection fees. All of Lessor's rights and remedies shall be cumulative and not exclusive.

18. **NO CONSEQUENTIAL DAMAGES.** In no event shall Lessor be liable for any loss of profits, other consequential damages or inconvenience resulting from any delay in delivery, theft, damage to, loss of, defect in or failure of any Vehicle, or the time consumed in recovering, repairing, adjusting, servicing, or replacing same and there shall be no abatement or apportionment of rental during such time. EXCEPT WITH RESPECT TO LESSEE'S OBLIGATIONS OF INDEMNITY HEREUNDER, EACH PARTY AGREES THAT: ITS SOLE AND EXCLUSIVE REMEDY FOR ANY MATTER OR CAUSE OF ACTION RELATED DIRECTLY OR INDIRECTLY TO ANY BREACH BY THE OTHER PARTY OF THIS AGREEMENT SHALL BE A CONTRACT ACTION; DAMAGES SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES INCURRED; AND NO INDIRECT, CONSEQUENTIAL OR PUNATIVE DAMAGES WILL BE CLAIMED.

19. **ASSIGNMENTS.** LESSEE SHALL NOT ASSIGN, SUBLET, LIEN, ENCUMBER, OR TRANSFER ANY INTEREST IN ANY OF THE VEHICLES LEASED HEREUNDER OR ANY INTEREST IN THIS AGREEMENT TO ANY PARTY WITHOUT THE WRITTEN CONSENT OF LESSOR. ANY SUCH CONSENT BY LESSOR SHALL NOT RELIEVE LESSEE OF ITS OBLIGATIONS AND LIABILITIES. Lessor may assign all or any part of its right, title and interest in this Agreement or the Vehicles, including all receivables.

20. **RELATED ENTITLES.** Any Vehicles leased or operated by present or future subsidiaries, parents or affiliates of Lessee shall be within the terms and conditions of this Agreement, unless covered by a separate agreement with such subsidiary, parent or affiliate, and Lessee agrees that, in the event such subsidiary, parent or affiliate does not perform according to the terms and conditions of this Agreement, Lessee guarantees such performance.

21. **WAIVER OF JURY TRIAL.** BOTH PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO ANY TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS DIRECTLY OR INDIRECTLY HEREUNDER.

22. **GOVERNING LAW.** THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE VEHICLES. THE PARTIES FURTHER AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING, DIRECTLY OR INDIRECTLY, FROM THIS AGREEMENT, SHALL BE LITIGATED, AT THE OPTION OF LESSOR, IN COURTS HAVING SITUS WITHIN THE STATE OF MINNESOTA, AND LESSEE HEREBY CONSENTS TO THE PERSONAL JURISDICTION OVER LESSEE BY ANY LOCAL, STATE OR FEDERAL COURT SELECTED BY LESSOR THAT IS LOCATED WITHIN THE STATE OF MINNESOTA LESSEE WAIVES ANY OBJECTION TO VENUE IN ANY SUCH ACTION AND AGREES NOT TO DISTURB SUCH CHOICE OF FORUM BY LESSOR. LESSEE HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AND THAT SUCH SERVICE BY MAILING SHALL CONSTITUTE DUE AND PERSONAL SERVICE UPON LESSEE.

23. **ODOMETER DISCLOSURE STATEMENT.** Federal law (and State law, if applicable) requires that Lessee as lessee disclose, and Lessee shall disclose, the mileage of each Vehicle to Lessor in connection with the transfer of ownership of the Vehicle. Failure to complete an odometer disclosure statement or making a false statement may result in fines and/or imprisonment. LESSEE AGREES TO PAY AN ADMINISTRATIVE FEE IF LESSEE FAILS TO PROVIDE A REQUIRED ODOMETER OR DAMAGE DISCLOSURE STATEMENT AT TIME OF SURRENDER.

24. **MODIFICATIONS.** This Agreement, its Exhibits, Schedules and amendments contain the entire understanding of the parties and merge all oral understandings. Purchase orders relating to Vehicles may be issued by Lessee for administrative convenience, but are subject to the terms and conditions of this Agreement and shall not amend or supplement it. ANY MODIFICATIONS, CHANGES, OR AMENDMENTS MAY BE MADE ONLY IN A WRITING DULY SIGNED BY LESSEE AND LESSOR. FAILURE OF EITHER PARTY TO ENFORCE ANY RIGHT GRANTED HEREIN SHALL NOT BE DEEMED A WAIVER OF SUCH RIGHT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized representatives.

LESSOR:

ABC BUS LEASING, INC.

By:____________________

Its: Vice President

Address: 25 N.W. 4th Street
Faribault, MN 55021

LESSEE:

Bestway Coach Express, Inc.

By: [signature]
Wilson Shek Hong Cheng

Its: President

Address: 2 Mott Street, #705
New York, NY 10013

SIGN HERE

EXHIBIT A

Acceptance Notice

To Schedule No. 001

Dated This May 8, 2001

This Exhibit A is part of and subject to the Lease Agreement between ABC Bus Leasing, Inc ("LESSOR") and the undersigned ("LESSEE").

Quantity	Year	Manufacturer	Serial No.	Model and Type of Equipment
One (1)	2001	Van Hool	YE2CC13B612045155	C2045 motor coach
One (1)	2001	Van Hool	YE2CC13B812045156	C2045 motor coach

The undersigned hereby confirms to LESSOR that the Vehicles referred to above have been delivered to and have been received by the undersigned; that all installation or other work necessary prior to the use thereof has been completed; that said Vehicles have been examined and/or tested and are in good operating order and condition and are in all respects satisfactory to the undersigned; and that said Vehicles have been fully accepted by the undersigned. **LESSEE: IF YOU EXECUTE THIS ACCEPTANCE NOTICE WITHOUT INSPECTING THE VEHICLES REFERRED TO HEREIN, YOU ASSUME ALL RESPONSIBILITY FOR ANY RESULTING LIABILITY AND ALL OF THE FOREGOING STATEMENTS WILL BE PRESUMED TRUE.**

The Vehicles immediately listed above are located at:

2 Mott Street, #705, New York, NY 10013

The Vehicles will be titled and registered at this location.

LESSEE:

Bestway Coach Express, Inc.

By: [signature]
Wilson Shek Hong Cheng

Its: President

Date: 5/8/01

SIGN HERE

EXHIBIT C
Rental Schedule No. 001
Uneven Rentals
Dated This May 8, 2001

This Exhibit C is a part of and subject to that certain Lease Agreement (hereinafter the "**Agreement**"), dated May 8, 2001, between the LESSOR and the LESSEE set forth below.

Number of Units	Capitalized Lessors Cost per Unit	Manufacturer	VIN Number	Model and Type of Equipment
One (1)	$344,050.00	Van Hool	YE2CC13B612045155	C2045 motor coach
One (1)	$344,050.00	Van Hool	YE2CC13B812045156	C2045 motor coach

Lease Term (In Months, exclusive of any interim rental period): 84

Mileage allowance: N/A
Excess mileage charge: N/A

The Capitalized Cost of each Vehicle is computed by adding the following amounts:

(i) The invoice price of the Vehicle including sales tax, if applicable; and
(ii) The invoice price of any authorized additions or modifications to the Vehicle made pursuant to LESSEE's request.

The Capitalized Cost of the Vehicle(s) is: $688,100.00

LESSEE shall pay to LESSOR the following rentals as specified herein:

1) Interim Rent: Not Applicable.

2) Basic Term Rent: Commencing on May 15, 2001, and on the same day of each month thereafter, LESSEE agrees to pay to LESSOR Eighty-four (84) consecutive monthly rental payments as follows:

Payment(s)	In the Amount of
1 – 1	$30,000.00
2 – 84	$10,790.00 **

**** January & February payments will be at $0.00 during the lease term.***

3) Advance Rent: Upon execution of this Exhibit, LESSEE agrees to pay to LESSOR the total amount of Thirty Thousand and no/100--Dollars ($30,000.00) of which Thirty Thousand and no/100--Dollars ($30,000.00) will be applied to the first rental as it becomes due and payable.

LESSOR:

ABC BUS LEASING, INC.

By:______________________

Title:______________________

LESSEE:

Bestway Coach Express, Inc.

By: [signature]
Wilson Shek Hong Cheng

Title: President

EXHIBIT L

Lessee Business Use Certification

Pursuant to Internal Revenue Code as Amended

The undersigned ("Lessee") hereby acknowledges that the vehicles leased pursuant to the Lease Agreement by and between ABC Bus Leasing, Inc. ("Lessor") and Lessee are included in this certification.

1. Lessee certifies under penalties of perjury that it intends the Vehicle(s) leased pursuant to the Lease Agreement to be used more than fifty percent (50%) in the trade or business of Lessee; and

2. Lessee has been advised by Lessor and acknowledges that LESSOR AND NOT LESSEE WILL BE TREATED AS THE OWNER OF THE VEHICLE(S) SUBJECT TO THE LEASE AGREEMENT FOR FEDERAL INCOME TAX PURPOSES.

LESSEE:

Bestway Coach Express, Inc.

By: [signature]
Wilson Shek Hong Cheng

Title: President

Date: 5/8/01

SIGN HERE

C.L.S.
+
TRADE IN OPTION.
+
Value of EACH
Bus.

EXHIBIT S
STIPULATED LOSS VALUES

This Exhibit S is a part of and subject to that certain Commercial Transportation Lease Agreement (hereinafter the "Agreement"), dated 5/08/01, between the LESSOR and the LESSEE set forth below.

LESSOR and LESSEE agree that the Stipulated Loss Value of any of the Vehicles referred to in the Exhibit A dated 5/08/01, shall be an amount equal to the product of (i) the Capitalized Cost (as set forth in the relevant Exhibit C) and (ii) the percentage indicated below opposite the number of rental payments that have been made for such Vehicle.

Payment	Percentage	Payment	Percentage	Payment	Percentage
13	94.16%	43	64.17%	73	33.54%
14	93.05%	44	62.92%	74	32.14%
15	91.93%	45	63.23%	75	30.73%
16	90.81%	46	63.54%	76	29.32%
17	89.68%	47	62.29%	77	27.90%
18	88.55%	48	61.03%	78	26.47%
19	87.41%	49	59.27%	79	25.03%
20	86.26%	50	58.00%	80	23.59%
21	86.68%	51	56.72%	81	23.71%
22	87.10%	52	55.44%	82	23.83%
23	85.96%	53	54.15%	83	22.38%
24	84.81%	54	52.85%	84	20.03%
25	83.16%	55	51.55%		
26	81.99%	56	50.24%		
27	80.83%	57	50.49%		
28	79.66%	58	50.75%		
29	78.48%	59	49.43%		
30	77.29%	60	48.11%		
31	76.11%	61	46.79%		
32	74.91%	62	45.45%		
33	75.28%	63	44.12%		
34	75.65%	64	42.77%		
35	74.45%	65	41.42%		
36	73.25%	66	40.06%		
37	71.54%	67	38.69%		
38	70.33%	68	37.32%		
39	69.11%	69	37.50%		
40	67.88%	70	37.69%		
41	66.65%	71	36.31%		
42	65.41%	72	34.93%		

LESSOR:
ABC Bus Leasing, Inc.

By ______________________
Its ______________________

LESSEE:
Bestway Coach Express, Inc.

By ______________________
Its Wilson Shek Hong Cheng
President

SIGN HERE

CORPORATE LESSEE'S
BOARD OF DIRECTORS RESOLUTION

The undersigned hereby certifies (i) that she/he is the Secretary of Bestway Coach Express, Inc.; (ii) that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the ________day of ____________, ______; and (iii) that said resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect;

RESOLVED, that each of the officers of this Corporation, whose name appears below:

X
President – Wilson Shek Hong Cheng

X
Vice President – Vivian Shek Fei Cheng

SIGN HERE

X
Secretary –

X
Treasurer –

SIGN HERE

or the duly elected or appointed successor in office of any or all of them, be and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a lease agreement with **ABC Bus Leasing, Inc.** (together with its successors and assigns, if any, **"Lessor"** as Lessor, providing for the leasing to (or sale and leaseback by) this Corporation, from time to time, of certain equipment, and further providing for this Corporation to indemnify said Lessor against certain occurrences and against the loss of contemplated tax treatment; and

FURTHER RESOLVED, that each officer of this Corporation be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver any documents and to do and perform all other acts and deeds which may be necessary or appropriate to effectuate the lease (or sale and leaseback) of equipment from Lessor, and

FURTHER RESOLVED, that the Lessor may rely upon the aforesaid resolutions until receipt by it of written notice of any change.

IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this______ day of ____________, ______.

X
Secretary

SIGN HERE

INDIVIDUAL GUARANTY

Date: X 5 / 08 / 01

ABC Bus Leasing, Inc.
25 N.W. 4th Street
Faribault, MN 55021

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively **"Account Documents"** and each an **"Account Document"**) to **Bestway Coach Express, Inc.**, a **Corporation**, organized and existing under the laws of the State of **New York** (**"Customer"**), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you or at any time hereafter (all such payment and performance obligations being collectively referred to as **"Obligations"**). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity, and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any

other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, executors, administrators, and assigns, and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

THIS GUARANTY IS BEING EXECUTED BY THE UNDERSIGNED INDIVIDUALS IN THEIR OWN CAPACITY AND NOT AS A DIRECTOR, OFFICER, EMPLOYEE, OR REPRESENTATIVE FOR ANY CORPORATION OR OTHER ORGANIZATION.

WITNESS our hands on the day and year above written.

Signed in the presence of:

SIGN HERE!

Witness

X [signature]
Witness Signature
(Cannot be witnessed by spouse or other relative)

By: X [signature]

Print Name: Wilson Shek Hong Chen

Address: ______________________

____

Telephone No.: ______________________

Social Security No.: 053-82-4457

(Sign and print your name only.)
(**DO NOT** add any title or corporate office.)

INDIVIDUAL GUARANTY

Date: X 5/08/01

ABC Bus Leasing, Inc.
25 N.W. 4th Street
Faribault, MN 55021

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively **"Account Documents"** and each an **"Account Document"**) to Bestway Coach Express, Inc., a Corporation, organized and existing under the laws of the State of New York (**"Customer"**), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you or at any time hereafter (all such payment and performance obligations being collectively referred to as **"Obligations"**). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity, and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment, (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any

other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, executors, administrators, and assigns, and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

THIS GUARANTY IS BEING EXECUTED BY THE UNDERSIGNED INDIVIDUALS IN THEIR OWN CAPACITY AND NOT AS A DIRECTOR, OFFICER, EMPLOYEE, OR REPRESENTATIVE FOR ANY CORPORATION OR OTHER ORGANIZATION.

SIGN HERE

WITNESS our hands on the day and year above written.

Signed in the presence of:

Witness

X John Cheung

Witness Signature
(Cannot be witnessed by spouse or other relative)

By: X [signature]

Print Name: Vivian Shek Fei Cheng

Address: ______________________

Telephone No.: ______________________

Social Security No.: 109-74-5600

(Sign and print your name only.)
(**DO NOT** add any title or corporate office.)

CORPORATE GUARANTY

Date: X 5/08/01

ABC Bus Leasing, Inc.
25 N.W. 4th Street
Faribault, MN 55021

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively **"Account Documents"** and each an **"Account Document"**) to Bestway Coach Express, Inc., a Corporation organized and existing under the laws of the State of New York **("Customer")**, but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as **"Obligations"**). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain form the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY OF CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRAIL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, not any paid evidence of any kind, shall be used to supplement or modify any of the terms thereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written

instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any tight to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

Bestway Tour & Travel, Inc.

X ______________________ SIGN HERE

By: Wilson Shek Hong Cheng

Its: President

ATTEST: X ______________________ SIGN HERE

Secretary/Assistant Secretary

STOCKHOLDERS CERTIFICATION

We, the undersigned, being all of the Stockholders of **Bestway Tour & Travel, Inc.** ("Guarantor"), the corporation which is about to execute a guaranty of the obligations of **Bestway Coach Express, Inc.** ("Customer") in favor of **ABC Bus Leasing, Inc.** (together with its successors and assigns, if any, the "Lessor"), do hereby certify to such Lessor that is to the benefit of the Guarantor to execute such guaranty, that the benefit to be received by the Guarantor from such guaranty is reasonably worth the obligations thereby guaranteed, that the Guarantor is authorized to execute said guaranty, and that the persons executing the same on behalf of the Guarantor are duly authorized to do so in their named capacity and to thereby bind the Guarantor to the terms of said instrument as therein set forth.

Date: X 5/08/01

X Samuel Chen

X Anita Pan

X C.C. Huang

X Wong

SIGN HERE

SIGN HERE

POWER OF ATTORNEY

I, Wilson Shek Hong Cheng, President of Bestway Coach Express, Inc., Lessee of the following described vehicle:

2001 Van Hool C2045 motor coach, Serial No. YE2CC13B612045155

Hereby makes, constitutes and appoints the following as acting agent and attorney-in-fact in all matters pertaining to the transfer of ownership and title to the above named vehicle:

(ABC USE ONLY) Signature: ______________________

Name: ______________________

____

____

Bestway Coach Express, Inc.

By: X [signature]
Wilson Shek Hong Cheng
President

SIGN HERE

State of NEW YORK

County of NEW YORK

Subscribed and sworn to before me this 9th day of MAY, 2001.

X [signature]
Notary Public

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2001

Notary SIGN HERE

Notary Seal

POWER OF ATTORNEY

I, Wilson Shek Hong Cheng, President of Bestway Coach Express, Inc., Lessee of the following described vehicle:

2001 Van Hool C2045 motor coach, Serial No. YE2CC13B812045156

Hereby makes, constitutes and appoints the following as acting agent and attorney-in-fact in all matters pertaining to the transfer of ownership and title to the above named vehicle:

(ABC USE ONLY) Signature:____________________

Name:____________________

____

____

Bestway Coach Express, Inc.

By: X [signature]
Wilson Shek Hong Cheng
President

State of New York

County of New York

Subscribed and sworn to before me this 9th day of May, 2001.

X [signature]
Notary Public

SIGN HERE Notary

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2001

Notary Seal